Exhibit 10.2

Original Mortgage recorded in

Norfolk County Registry of Deeds Book 33802, Page 339

ASSUMPTION AND MODIFICATION AGREEMENT

THIS ASSUMPTION AND MODIFICATION AGREEMENT (this “Assumption Agreement”) is entered into effective as of the 29th day of March, 2018, by and between Hamilton Highlands, LLC (“New Borrower”),  with an address of 39 Brighton Avenue, Boston, MA 02134, and Brookline Bank (“Lender”) with an address of 131 Clarendon Street, Boston, MA 02117.

RECITALS

A.

Webster Green Apartments, LLC (“Original Borrower”) obtained a loan (“Loan”) from Lender, which Loan is secured by certain Land and Improvements (“Property”), located at 757 Highland Avenue, Needham, Massachusetts.

B.

Original Borrower executed a note evidencing the Loan, dated January 14, 2016, in the original principal amount of $21,500,000.00  (Twenty- One Million Five Hundred  Thousand Dollars), payable to Lender (“Note”).

C.

To secure repayment of the Loan, Original Borrower also executed a Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing (“Security Instrument”) of even date with the Note, which is recorded in the Norfolk County Registry of Deeds Book 33802,  Page 339.  The following are also executed in conjunction with the loan:  an Environmental Indemnity Agreement, a Loan Agreement, an Assignment of Licenses, Permits and Contracts, a UCC‑1 Financing Statement and other documents. The term “Original Loan Documents”  includes, but is not limited to, the Note, the Security Instrument,  Environmental Indemnity Agreement, the Loan Agreement, the Assignment of Licenses, Permits and Contracts, the UCC‑1 Financing Statement,  and all other documents executed by Original Borrower,   as such documents may be amended from time to time, provided however, that the “Original Loan Documents” shall not include any guaranties executed by Jeffrey Bruce or Mathew Glauninger, or any “Swap Transaction Documents” as defined in the Note.

D.

Original Borrower seeks to transfer all of its right, title, and interest in and to the Property to New Borrower and in connection therewith, New Borrower has executed and delivered to Lender an amended and restated note, dated the date hereof, in the principal amount of $21,500,000.00 (Twenty- One Million Five Hundred Thousand Dollars)(as the same may be further amended from time to time, the “Amended Note”), and New Borrower agrees to assume all of Original Borrower’s rights, obligations, and liabilities created or arising under the Original Loan Documents.
E.	Terms not defined herein will have the meanings given to them in the Security Instrument and Original Loan Documents.

AGREEMENT

In consideration of these promises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

1.

Assumption of Obligations.    New Borrower covenants, promises, and agrees that New Borrower unconditionally assumes and is bound by all terms, provisions, and covenants of the Note (as amended by the Amended Note), Security Instrument, and all original Loan Documents as if New Borrower had been the original maker of the Note (as amended by the Amended Note),  Security Instrument, and Original Loan Documents. New Borrower will pay all sums due and perform each and every obligation to be paid or performed by Original Borrower under and in accordance with the terms and conditions of the Note, Security Instrument, and all other Original Loan Documents assumed by New Borrower, subject to the following:

(a)	The Security Agreement is hereby amended as follows: references to the “Guaranty” shall mean the Limited Guaranty from New England Realty Associates Limited Partnership, dated as of March 29, 2018”.
(b)	The Loan Agreement is hereby amended as follows:
(1)	The references to “$19,125,000” and “$2,375,000” in Recital A are hereby deleted and replaced with “$20,829,314.71” and “$670,685.29”;
(2)	Section 1(A) is hereby deleted and replaced with the following: “Borrower acknowledges that $20,829,314.71 has been advanced by Lender as of March 29, 2018.”;
(3)	The reference to “$2,375,000.00” in Section 1(B) is hereby deleted and replaced with “$670,685.29”.
(4)	The parties acknowledge that the MassDOT waiver referenced in Section 8 has been obtained;
(5)	The Management Agreement referenced in Section 9 shall be that certain management agreement dated as of March 29, 2018 with The Hamilton Company, Inc, as “Manager”;
(6)

The parties acknowledge that references to a certain “anniversary of the Loan” or words of similar import, including such references in Section 1(B) and Section 4, shall mean refer to date of the original Loan of January 14, 2016.

2.

Lender’s Consent. Subject to the satisfaction of all conditions set forth herein, Lender consents to the Assumption and Modification Agreement and allows Original Borrower to convey the Property to New Borrower, and New Borrower to assume the obligations contained herein.

3.

Release.  New Borrower  remises, releases and forever discharges the Lender and each of the Lender’s present, future and former officers, directors, employees and agents from any and all claims, losses, liabilities, demands and causes of action of any kind whatsoever, if any, whether absolute or contingent, known or unknown, matured or unmatured that Original Borrower or each Guarantor may now have, in whatever capacity, against the Lender or its present, future or former officers, directors, employees and agents.

4.

Ratification.   New Borrower hereby ratifies and confirms in all respects and without condition all of the terms and provisions of the Note (as amended by the Amended Note) and other Original Loan Documents, as modified herein, and agrees that said terms and provisions, except to the extent expressly modified herein or therein, continues in full force and effect with all representations and warranties effective as if made as of the date hereof.  With respect to the payment and performance of any obligation under the Note (as amended by the Amended Note), New Borrower acknowledges and agrees that it does not now have any defense, right of set off, recoupment or counterclaim against the Lender, all of which are hereby waived.

5.	Miscellaneous.
(a)	This Assumption Agreement is binding upon and will inure to the benefit of the parties hereto and their respective heirs, successors, and permitted assigns.
(b)

Except as expressly modified hereby, the Security Instrument is unchanged and remains in full force and effect, and is hereby expressly approved, ratified, and confirmed. No provision herein that is held to be inoperative, unenforceable or invalid will affect the remaining provisions.

(c)	Time is of the essence.
(d)	This Assumption Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.
(e)	This Assumption Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts.
(f)	This Assumption Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same document.
6.	Executed Original. An executed original of this Assumption Agreement will be recorded at the Norfolk Registry of Deeds as a Modification to the Security Instrument.

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IN WITNESS WHEREOF, the parties have executed this Assumption Agreement as of the date written above.

HAMILTON HIGHLANDS, LLC, a Massachusetts
limited liability company
By: NewReal, Inc., a Massachusetts corporation,
its Manager

By:
Ronald Brown, President

COMMONWEALTH OF MASSACHUSETTS

SUFFOLK, ss.

On this ________ day of March, 2018, before me, the undersigned notary public, personally appeared Ronald Brown proved to me through satisfactory evidence of identification, personally known to me to be the person whose name is signed on the preceding or attached document and acknowledged to me that he signed it voluntarily for its stated purpose as President of NewReal, Inc, which is the Manager of Hamilton Highlands, LLC.

NOTARY PUBLIC
My Commission Expires:

BROOKLINE BANK

By:
Jane A. Adler, Vice President

COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.

On this ______ day of March, 2018, before me, the undersigned notary public, personally appeared Jane A. Adler, proved to me through satisfactory evidence of identification, which was/were [ ] Mass. driver’s license(s) or [ ] ______, to be the person(s) whose name(s) is signed on the preceding or attached document, and acknowledged to me that she signed it voluntarily for its stated purpose, as Vice President of Brookline Bank.

Notary Public:
My Commission Expires: